UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington,  D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 27, 2016

UQM Technologies, Inc.
(Exact name of registrant as specified in its charter)

Colorado	1-10869	84-0579156
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4120 Specialty Place
Longmont, Colorado 80504
(Address of principal executive offices, including zip code)

(303) 682-4900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a‑12)

[  ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 27, 2016, UQM Technologies, Inc. (the “Company”) and Adrian P. Schaffer, the Company’s Vice President of Sales and Business Development (“Schaffer”), signed an amendment (the “Second Amendment”) to the Employment Agreement, dated July 20, 2015 between the Company and Schaffer, as amended by the First Amendment dated as of January 5, 2016.  When working in Colorado, Schaffer uses an apartment furnished by the Company and his taxable compensation reflects the benefit of such use.  Pursuant to the terms of the Second Amendment, the Company agreed to gross up Schaffer’s salary to account for the federal and state taxes imposed in connection with his use of the Company’s apartment.

A copy of the Second Amendment is attached hereto as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit
10.1	Second Amendment to the Employment Agreement between UQM and Adrian Schaffer, dated June 27, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

28
UQM TECHNOLOGIES, INC.

Dated: June 29, 2016	By: /s/DAVID I. ROSENTHAL
David I. Rosenthal
Treasurer, Secretary and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.Description of Exhibit

10.1Second Amendment to the Employment Agreement between UQM and Adrian Schaffer, dated June 27, 2016